Exhibit 10.34

SEVENTH AMENDMENT
TO AMENDED AND RESTATED FINANCING AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED FINANCING AGREEMENT (this “Amendment”) is made and entered into effective as of December 16, 2003, by and among THE CIT GROUP/BUSINESS CREDIT, INC. a New York corporation (hereinafter “CITBC”), in its individual capacity and as Agent (hereinafter the “Agent”) for itself and the Lenders hereafter named, WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation (“FCC”), CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“CFC”), LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“LaSalle”), and any other party hereafter becoming a Lender pursuant to Section 13 of the Agreement (as hereinafter defined), each individually sometimes referred to as a “Lender” and collectively the “Lenders”), LONE STAR TECHNOLOGIES, INC., a Delaware corporation (herein “Parent”), LONE STAR STEEL COMPANY, a Delaware corporation (herein “LSSC”), FINTUBE TECHNOLOGIES, INC., an Oklahoma corporation (herein “FTI”), LONE STAR LOGISTICS, INC., a Texas corporation (“Logistics”), STAR TUBULAR SERVICES, INC., a Texas corporation formerly known as T&N Lone Star Warehouse Co. (“Star Tubular”), TEXAS & NORTHERN RAILWAY COMPANY, a Texas corporation (“T&N Railway”), FINTUBE CANADA, INC., a Delaware corporation (“FCI”), BELLVILLE TUBE COMPANY, L.P., a Texas limited partnership, as successor in interest by conversion to Bellville Tube Corporation, a Texas corporation (“BTCLP”), WHEELING MACHINE PRODUCTS, L.P., a Texas limited partnership, successor in interest by conversion to Wheeling Machine Products, Inc., formerly known as Wheeling Acquisition Corporation and Star Tubular Technologies (Houston), Inc. (“Wheeling”), STAR CAPITAL FUNDING, INC., a Delaware corporation (“Star Capital”), DELTA TUBULAR PROCESSING, L.P., a Texas limited partnership, successor in interest by conversion to Delta Tubular Processing, Inc., formerly known as Delta Lone Star Acquisition, Inc. (“Delta Processing”), and DELTA TUBULAR INTERNATIONAL, L.P., a Texas limited partnership, successor in interest by conversion to Delta Tubular International, Inc., formerly known as Star Tubular International. Inc., a Texas corporation (“Delta International”)  (herein Parent, LSSC, FTI, Logistics, Star Tubular, T&N Railway, FCI, BTCLP, Wheeling, Star Capital, Delta Processing and Delta International each individually a “Company” and collectively as the “Companies”), ENVIRONMENTAL HOLDINGS, INC., a Delaware corporation (“EHI”), ZINKLAHOMA, INC., a Delaware corporation (“Zinklahoma”), LONE STAR STEEL INTERNATIONAL, INC., a Delaware corporation (“Steel International”), LONE STAR STEEL SALES COMPANY, a Delaware corporation (“Steel Sales”), ROTAC, INC., a Texas corporation (“Rotac”), LONE STAR ST HOLDINGS, INC., a Delaware corporation (“ST Holdings”), BELLVILLE TUBE GENERAL, LLC, a Nevada limited liability company (“BTG”), LONE STAR NEVADA HOLDINGS, LLC, a Nevada limited liability company, formerly known as Bellville Tube Limited, LLC (“Nevada Holdings”), STAR TUBULAR TECHNOLOGIES, INC., a Delaware corporation (“STT”), WHEELING MACHINE PRODUCTS GENERAL, LLC, a Nevada limited liability company (“Wheeling General”), DELTA TUBULAR PROCESSING GENERAL, LLC, a Nevada limited liability company (“Delta Processing General”), DELTA TUBULAR INTERNATIONAL GENERAL, LLC, a Nevada limited liability company (“Delta International General”) and STAR TUBULAR

TECHOLOGIES (YOUNGSTOWN), INC., an Ohio corporation (“STT Ohio”) (herein EHI, Zinklahoma, Steel International, Steel Sales, Rotac, ST Holdings, BTG, Nevada Holdings, STT, Wheeling General, Delta Processing General, Delta International General and STT Ohio, each individually as “Guarantor” and collectively as the “Guarantors”), and STAR ENERGY GROUP, LLC, a Delaware limited liability company (“SEG” or the “New Guarantor”).

RECITALS:

A.                                   WHEREAS, pursuant to the terms and subject to the conditions of that certain Amended and Restated Financing Agreement dated as of October 8, 2001 between the Agent, the Companies and the Guarantors (such Amended and Restated Financing Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the “Agreement”), the Companies were granted a $100,000,000 revolving line of credit which included a letter of credit facility;

B.                                     WHEREAS, payment of the Obligations of the Companies is supported by (a) the guaranties of the Guarantors (other than BTG, BTL, STT, Wheeling General, Delta Processing General, Delta International General and STT Ohio) pursuant to that certain Guaranty dated as of October 8, 2001 executed by the Guarantors (other than BTG, BTL, STT, Wheeling General, Delta Processing General, Delta International General and STT Ohio), (b) the guaranties of BTG and BTL pursuant to that certain Guaranty dated as of December 31, 2001 executed by BTG and BTL, (c) the guarantee of STT pursuant to that certain Guaranty dated as of September 30, 2002 executed by STT, and (d) the guarantee of Wheeling General, Delta Processing General, Delta International General and STT Ohio pursuant to that certain Guaranty dated August 29, 2003  (collectively, the “Guaranties”);

C.                                     WHEREAS, to secure, in part, the Obligations (as defined in the Agreement), the Companies and the Guarantors have heretofore executed in favor of the Agent certain Loan Documents (as defined in the Agreement), including, without limitation, the Guaranties, which Loan Documents shall continue in full force and effect upon the execution of this Amendment, all of the Loan Documents to continue to secure the payment by the Companies of the Obligations, all as more fully set forth therein and herein;

D.                                    WHEREAS, the Companies have requested and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Agent and the Lenders have agreed to increase the Revolving Line of Credit (as defined in the Agreement) to $125,000,000 and add SEG as a Guarantor and Obligor under the Loan Agreement;

E.                                      WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT:

ARTICLE I

DEFINITIONS

1.01                        Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENTS TO AGREEMENT

Effective as of the respective date herein indicated, the Agreement is hereby amended as follows:

2.01                        Amendment and Restatement of Definition of “Acquisition”.  Effective as of the date of execution of this Amendment, the definition of “Acquisition” set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Acquisition shall mean the purchase or other acquisition (including merger or consolidation) of any or all of the following:  (a) more than 50% of the Capital Stock of any Person; and (b) all or a part of the assets of, or all or any part of a division of, any Person.”

2.02                        Amendment and Restatement of Definition of “Anniversary Date”.  Effective as of the date of execution of this Amendment, the definition of “Anniversary Date” set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Anniversary Date shall mean December 16, 2006 and the same date in every year thereafter.”

2.03                        Amendment and Restatement of Definition of “Early Termination Fee”.  Effective as of the date of execution of this Amendment, the definition of “Early Termination Fee” set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Early Termination Fee shall: (a) mean the fee the Agent on behalf of the Lenders is entitled to charge the Companies in the event the Parent terminates the Revolving Line of Credit or this Financing Agreement on a date prior to an Anniversary Date (the period from the Early Termination Date to the Anniversary Date being herein called the “Early Termination Period”); and (b) be determined by multiplying the Revolving Line of Credit by (x) two percent (2%) per annum for the portion, if any, of the Early Termination

Period occurring on or before one (1) year from the Seventh Amendment Closing Date, (y) one percent (1%) per annum for the portion, if any, of the Early Termination Period occurring after one (1) year from the Seventh Amendment Closing Date but on or before two (2) years from the Seventh Amendment Closing Date; and (z) one-half of one percent (1/2%) per annum for the portion, if any, of the Early Termination Period occurring after two (2) years from the Seventh Amendment Closing Date but prior to an Anniversary Date, in each case for partial years, prorated on the basis of the number of days from the Early Termination Date to the end of such partial year.”

2.04                        Amendment of Definition of “Guarantor” and “Guarantors”.  Effective as of the date of execution of this Amendment, the references to “Guarantor” and “Guarantors” in the preamble to the Agreement and throughout the Agreement shall be amended to include SEG (in addition to the existing Guarantors).

2.05                        Amendment and Restatement of Definition of “Permitted Merger”.  Effective as of the date of execution of this Amendment, the definition of “Permitted Merger” set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Permitted Merger shall mean (a) the merger or consolidation of any Guarantor with or into any other Guarantor, (b) the merger or consolidation of any Guarantor with or into any Company as long as such Company is the surviving Person, (c) the merger or consolidation of a Company into another Company, (d) conversion of an Obligor into a different type of entity, and (e) a merger or consolidation which is a Permitted Acquisition.”

2.06                        Amendment and Restatement of Definition of “Revolving Line of Credit”.  Effective as of the date of execution of this Amendment, the definition of “Revolving Line of Credit” set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Revolving Line of Credit shall mean the aggregate commitment of the Lenders to make loans and advances pursuant to Section 3 of this Financing Agreement and issue Letters of Credit Guaranties pursuant to Section 5 hereof to the Companies, in the aggregate amount of $125,000,000.”

2.07                        New Definition.  Effective as of the date of this Amendment, Section 1 of the Agreement is amended by adding the following new definition thereto, to be inserted in appropriate alphabetical order:

“Seventh Amendment Closing Date shall mean December 16, 2003.”

2.08                        Amendment of Subparagraph 7.5(a).  Effective as of the date hereof, the first sentence of clause (a) of Paragraph 7.5 of Section 7 of the Agreement is hereby amended in its entirety to read as follows:

“Each of the Obligors agrees to maintain insurance on its Real Estate (other than undeveloped acreage), Equipment and Inventory under such policies of insurance, with such insurance companies, in such reasonable amounts and covering such insurable risks as are at all times reasonably satisfactory to the Agent, Agent agreeing that flood insurance is not required on any of the Real Estate owned by the Obligors as of the Seventh Amendment Closing Date.”

2.09                        Amendment of Paragraph 7.8.  Effective as of the date hereof, clause (b) of Paragraph 7.8 of Section 7 of the Agreement is hereby amended in its entirety to read as follows:

“(b) within forty five (45) days after the end of each Fiscal Quarter a Consolidated Balance Sheet and Consolidating Balance Sheet as at the end of such period and statements of profit and loss, cash flow and shareholders’ equity of the Companies and their consolidated subsidiaries, certified by an authorized financial or accounting officer of the Companies; provided, however, during any time when there are Revolving Loans outstanding, the financial statements required by this clause (b) shall be prepared as of the end of each calendar month and delivered within thirty (30) days after the end of each such calendar month;”

2.10                        Amendment of Subparagraph 7.9(f).  Effective as of the date hereof, Subparagraph 7.9(f) of Section 7 of the Agreement is hereby amended in its entirety to read as follows:

“Assume, guarantee, endorse, or otherwise become liable upon the obligations of any person, firm, entity or corporation, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and except (i) for assumptions or guaranties of Permitted Indebtedness and (ii) for assumptions and guaranties of accounts payable and other liabilities in connection with a Permitted Acquisition or Permitted Merger;”

2.11                        Amendment of Subparagraphs 7.10(a) and 7.10(b).  Effective as of the date hereof, Subparagraphs 7.10(a) and 7.10(b) of Section 7 of the Agreement are hereby amended in their entirety to read as follows:

“(a)                            maintain at all times during each Fiscal Quarter a Net Worth of not less than $174,000,000, such amount to be increased on the last day of each successive Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2003, by an amount equal to the sum of (i) seventy-five percent (75%) of the net income as defined by GAAP (with no deductions for net losses) of the Companies and their consolidated subsidiaries during such Fiscal Quarter (income of Subsidiaries acquired during any Fiscal Quarter shall be included for only the period from the date of acquisition to the end of such Fiscal Quarter), plus (ii) seventy-five percent (75%) of the net proceeds of any equity issuance received by any Company during such Fiscal Quarter, and decreased by (iii) the amount of any write-down of goodwill subsequent to June 30, 2001, as a result of a determination that the value of the goodwill or the acquired business related thereto is impaired; provided, however, during any time when there are Revolving Loans outstanding, the foregoing Net Worth covenant shall be tested at the end of each calendar month.

(b)                                 if at any time Availability is less than $40,000,000 (the “Fixed Charge Coverage Ratio Event”), the Companies shall maintain as of the end of the Fiscal Quarter immediately prior to the date the Fixed Charge Coverage Ratio Event occurred and each Fiscal Quarter thereafter for the 12 month period ending with each such Fiscal Quarter, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.00; provided, however, during any time when there are Revolving Loans outstanding, the foregoing Fixed Charge Coverage Ratio covenant shall be tested at the end of each calendar month for the 12 month period ending with each such calendar month.”

2.12                        Amendment of Schedules.  Effective as of the date hereof, Schedules 1, 7(1), 7(14)(f), 7(14)(g), 7(14)(l), 7(14)(o) and 7(14)(p) of the Agreement are amended to add to such Schedules the information requested thereon with respect to the New Guarantor, such additions to such Schedules being described on Exhibit A attached hereto

2.13                        Revolving Loan Commitment.  Effective as of the date of execution of this Amendment, the Revolving Loan Commitment for each Lender will be the amount set forth under each Lender’s name on the signature page hereof.

ARTICLE III

ASSUMPTION OF OBLIGATIONS AND GRANT OF LIENS

3.01                        Assumption of Obligations and Grant of Lien by SEG.  Effective as of the date of this Amendment, SEG agrees (a) to be a Guarantor and Obligor under the Agreement and under that certain Subordination Agreement dated October 8, 2001 executed by the Companies and the Guarantors for the benefit of Agent and the other Lenders (the “Subordination Agreement”), (b) to be bound by the terms and provisions of the Agreement as a Guarantor and Obligor thereunder and to be bound by the terms of the Subordination Agreement as a Guarantor and Obligor thereunder to the same extent and with the same force and effect as if SEG had been originally named as a party in each of such documents, (c) to assume all covenants, agreements and duties as a Guarantor and Obligor under the Agreement and as a Guarantor and Obligor under the Subordination Agreement, and (d) to execute and deliver to CIT concurrently with the execution hereof, a guaranty agreement (in form and substance satisfactory to Agent) guaranteeing the prompt payment and performance of all of the Obligations.   SEG hereby also grants to Agent for the benefit of the Lenders a security interest in all Collateral now or hereafter owned by SEG pursuant to the terms of Section 6 of the Agreement.  SEG authorizes Agent to file financing statements covering the Collateral in an authenticated record without its signature and ratify any such filings made prior to the date hereof by Agent.

ARTICLE IV

CONDITIONS PRECEDENT

4.01                        Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)                                  Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent:

(i)                                     This Amendment, duly executed by Companies, the Guarantors and SEG;

(ii)                                  Certified copies of the resolutions of the Board of Directors, Board of Managers or Executive Committee of each of the Companies, the Guarantors and SEG, authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed by any of the Companies, the Guarantors or SEG in connection therewith, along with a certificate of incumbency certified by the secretary of SEG, and, if there has been any change from the most recent incumbency certificates delivered by any of the Companies or the Guarantors, a certificate of incumbency certified by the secretary of each of the Companies and each of the Guarantors, with specimen signatures of the officers of the Companies, the Guarantors and SEG who are authorized to sign such documents, all in form and substance satisfactory to the Agent;

(iii)                               Fifth Amendment to Stock Pledge Amendment duly signed by the Parent pledging all of its ownership interest in SEG;

(iv)                              Pledge Agreement duly signed by SEG pledging all of its membership interests in Nevada Holdings, BTG, Wheeling General, Delta Processing General and Delta International General;

(v)                                 A Guaranty duly signed by SEG;

(vi)                              Opinion from Fulbright & Jaworski L.L.P. opining, in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Amendment as Agent may reasonably require and the Companies, the Guarantors and SEG hereby authorize and direct such counsel to deliver such opinions to Agent;

(vii)                           Evidence satisfactory to the Agent that casualty insurance policies of all Companies and Guarantors listing Agent as loss payee or additional insured, as the case may be, have been amended to cover the New Guarantor as well as all Companies and all Guarantors, and are in full force and effect, in form and substance satisfactory to Agent; and

(viii)                        All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b)                                 The representations and warranties contained herein and in the Agreement and the other documents executed in connection with the Agreement (herein referred to as “Loan Documents”), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

(c)                                  No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d)                                 All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

(e)                                  The Companies shall pay Agent an amendment fee in the amount of $343,750 for the financial accommodations provided herein, such amendment fee to be distributed by Agent as follows:  (i) $100,000 to CITBC, (ii) $81,250 to CFC, (iii) $81,250 to FCC, and (iv) $81,250 to LaSalle.

ARTICLE V
NO WAIVER

5.01                        No Waiver.  Nothing contained herein shall be construed as a waiver by Agent of any covenant or provision of the Agreement, the other Loan Documents, this Amendment or any other contract or instrument between the Obligors and Agent, and the failure of Agent at any time or times hereafter to require strict performance by the Obligors of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between the Obligors and Agent.

ARTICLE VI
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

6.01                        Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Companies, the Guarantors and Agent agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

6.02                        Representations and Warranties. The Companies and the Guarantors hereby represent and warrant to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership or limited liability company action (as applicable) on the part of the Companies and the Guarantors and will not violate the Articles (or Certificates) of Incorporation or Bylaws of the Companies and the Guarantors that are corporations or the limited partnership agreements or certificates of limited partnership of the Companies and the Guarantors that are limited partnerships or the articles of formation/organization, regulations or limited liability company agreements of the Companies that are limited liability companies; (b) each of the Company’s and Guarantor’s Board of Directors or Executive Committee (or the general partner of the applicable limited partnership) or the members or the Board of Managers of the applicable limited liability company has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (e) the Companies and the Guarantors are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby; and (f) the Companies and the Guarantors have not amended their Articles (or Certificates) of Incorporation or their Bylaws or similar organizational documents since the date of the Agreement, except as otherwise disclosed to Agent.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.01                        Survival of Representations and Warranties.  All representations and warranties made in the Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

7.02                        Reference to Agreement.  Each of the Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

7.03                        Expenses of Agent.  As provided in the Agreement, Companies agree to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent’s legal counsel.

7.04                        Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.05                        Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and Companies and their respective successors and assigns, except that Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

7.06                        Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

7.07                        Effect of Waiver.  No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Companies shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.08                        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.09                        Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7.10                        Final Agreement.  THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE AGREEMENT AND THE OTHER LOAN

DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANIES AND AGENT.

7.11                        Release by the Companies. THE COMPANIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT.  THE COMPANIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT, THE OTHER LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

7.12                        Release by the Guarantors.  Each Guarantor hereby consents to the terms of this Amendment, confirms and ratifies the terms of the Guaranty executed by such Guarantor, acknowledges that such Guaranty is in full force and effect and ratifies the same, and acknowledges that such Guarantor has no defense, counterclaim, set-off or any other claim to diminish such Guarantor’s liability under such document. THE GUARANTORS EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE RELEASED PARTIES, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF

LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

COMPANIES:

LONE STAR TECHNOLOGIES, INC.
FINTUBE TECHNOLOGIES, INC.
LONE STAR STEEL COMPANY
LONE STAR LOGISTICS, INC.
STAR TUBULAR SERVICES, INC.,
formerly known as T&N LONE STAR WAREHOUSE CO.
TEXAS & NORTHERN RAILWAY COMPANY
FINTUBE CANADA, INC.
STAR CAPITAL FUNDING, INC.

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the foregoing companies

BELLVILLE TUBE COMPANY, L.P.
as successor in interest by conversion to
Bellville Tube Corporation

By:	Bellville Tube General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

WHEELING MACHINE PRODUCTS, L.P.,
as successor in interest by conversion to Wheeling Machine Products, Inc., formerly known as Wheeling Acquisition Corporation and Star Tubular Technologies (Houston), Inc.

By:	Wheeling Machine Products General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

DELTA TUBULAR PROCESSING, L.P.
as successor in interest by conversion to
Delta Tubular Processing, Inc., formerly known as Lone Star Acquisition, Inc.

By:	Delta Tubular Processing General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

DELTA TUBULAR INTERNATIONAL, L.P.
as successor in interest by conversion to
Delta Tubular International, Inc., formerly known as Star Tubular International. Inc,

By:	Delta Tubular International General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

GUARANTORS:

ENVIRONMENTAL HOLDINGS, INC.
ZINKLAHOMA, INC.
LONE STAR STEEL INTERNATIONAL, INC.
LONE STAR STEEL SALES COMPANY
ROTAC, INC.
LONE STAR ST HOLDINGS, INC.
STAR TUBULAR TECHNOLOGIES, INC.
STAR TUBULAR TECHNOLOGIES (YOUNGSTOWN), INC

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the foregoing companies

BELLVILLE TUBE GENERAL, LLC
LONE STAR NEVADA HOLDINGS, LLC,
formerly known as Belleville Tube Limited, LLC
WHEELING MACHINE PRODUCTS GENERAL, LLC
DELTA TUBULAR PROCESSING GENERAL, LLC
DELTA TUBULAR INTERNATIONAL GENERAL, LLC,

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the foregoing limited liability companies

NEW GUARANTOR:

STAR ENERGY GROUP, LLC

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President

LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC.
as Agent and Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Vice President

Revolving Loan Commitment:  $40,000,000.00

WELLS FARGO FOOTHILL, INC., formerly known as Foothill Capital Corporation as Lender

By:	/s/ Lan Wong
Name:	Lan Wong
Title:	Vice President

Revolving Loan Commitment:  $30,000,000.00

LASALLE BANK NATIONAL ASSOCIATION
as Lender

By:	/s/ June Courtney
Name:	June Courtney
Title:	Senior Vice President

Revolving Loan Commitment:  $25,000,000.00

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)
as Lender

By:	/s/ Joe T. Curdy
Name:	Joe T. Curdy
Title:	Vice President

Revolving Loan Commitment:  $30,000,000.00

EXHIBIT A

to

SEVENTH AMENDED AND RESTATED FINANCING AGREEMENT

Addition to Schedule 1

None

Addition to Schedule 7(l)

Exact Name of Obligor:

Star Energy Group, LLC

State of Incorporation:

Delaware

Federal Tax I.D. No.:

20-0307551

Chief Executive Office(s):

15660 Dallas Parkway, Suite 500

Dallas, Texas 75248

Tradenames:

None

Prior Names:

None

Charter No.:

DE3707019 (Filing Number)

Addition to Schedule 7(14)(f)

Locations of Owned Real Property:

None

Locations of Leased Real Property:

333 N. Sam Houston Parkway, Suite 405/406

Houston, TX  77060

Additions to Schedule 7(14)(g)

None

Additions to Schedule 7(14)(l)

None

Additions to Schedule 7(14)(o)

Subsidiaries of Lone Star Technologies, Inc.:

Star Energy Group, LLC

Additions to Schedule 7(14)(p)

None